Schedule 14A Information required in proxy statement
                         Schedule 14A Information
        Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-12

                           Cortland Trust, Inc.
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             (Name of Registrant as Specified in its Charter)

                              Jules Buchwald
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          (Name of Person(s) Filing Proxy Statement)


          Payment of Filing Fee (check appropriate box:

[x]  $125 per Exchange Act Rule 20a-1(c)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3) [ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11

1.   Title of each class of securities to which transaction applies:
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2.   Aggregate number of securities to which transaction applies:

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3.   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11:
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4.   Proposed maximum value of transaction

Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid.
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2.   Form, Schedule or Registration Statement No.:
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3.   Filing Party:
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4.   Date Filed:
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


                  PRELIMINARY PROXY SOLICITATION MATERIAL
       For the information of the Securities and Exchange Commission

                                 CORTLAND

                     IMPORTANT NOTICE TO SHAREHOLDERS

Dear Shareholder:

          As you know, the Cortland Trust, Inc. ("Cortland") money market funds are managed by Reich & Tang Asset Management L.P. (the "Manager"), who also serves as investment adviser. The parent company of the Manager, New England Investment Companies, Inc., is majority-owned by New England Mutual Life Insurance Company, which proposes to merge with Metropolitan Life Insurance Company.

          As a shareholder in a Cortland Money Market Fund, you are invited to vote on a proposal in connection with this merger. Specifically, you are being asked to approve or disapprove a new management/investment advisory agreement with the Manager since the above transaction, in accordance with applicable regulations, would automatically terminate the existing management/investment advisory agreements between the Manager and Cortland.

What does this mean to you as a shareholder?

          It is important to note that the management fee and the management and investment advisory services to be performed under the new agreements are the same as those under the current agreements. The other terms of the agreements are the same in all material respects to the existing agreements. There are no changes contemplated in the objectives or policies of the Funds, the management or operations of the Manager relating to Cortland and its Funds, the personnel managing the Funds, or the shareholder or other business activities of the Funds.

          The Board of Directors of Cortland has determined that the new agreements would be in the best interests of the Funds and their shareholders. Accordingly, the Board of Directors of Cortland approved the new agreements and voted to recommend them to shareholders for approval.

          The special shareholder meeting also provides an opportunity to request approval of a fundamental investment restriction that is described in the proxy statement.

          We encourage you to vote promptly no matter how many shares you own. Timely votes save money and avoid follow-up mailings. Your cooperation as we go through the process of the transition is greatly appreciated. We are confident that the combining of these firms will result in a structure that will better service your needs.

          Thanking you, in advance, for your patience and support.

                              Very truly yours,


                              CORTLAND TRUST, INC.

                  PRELIMINARY PROXY SOLICITATION MATERIAL
       For the information of the Securities and Exchange Commission

                                 LIVE OAK


                     IMPORTANT NOTICE TO SHAREHOLDERS


Dear Shareholder:

          As you may know, the Live Oak shares of the Cortland Trust, Inc. money market funds are managed by Reich & Tang Asset Management L.P. (the "Manager"), who also serves as investment adviser. The parent company of the Manager, New England Investment Companies, Inc., is majority-owned by New England Mutual life Insurance Company, which proposes to merge with Metropolitan Life Insurance Company.

          As a shareholder, you are invited to vote on a proposal in connection with this merger. Specifically, you are being asked to approve or disapprove a new management/investment advisory agreement with the Manager since the above transaction, in accordance with applicable regulations, would automatically terminate the existing management/investment advisory agreements between the Manager and the Funds.

What does this mean to you as a shareholder?

          It is important to note that the management fee and the management and investment advisory services to be performed under the new agreements are the same as those under the current agreements. The other terms of the agreements are the same in all material respects to the existing agreements. There are no changes contemplated in the objectives or policies of the Funds, the management or operations of the Manager, the personnel managing the Funds, or the shareholder or other business activities of the Funds.

          The Board of Directors has determined that the new agreements would be in the best interests of the Funds and their shareholders. Accordingly, the Board of Directors approved the new agreements and voted to recommend them to shareholders for approval.

          The special shareholder meeting also provides an opportunity to request approval of a fundamental investment restriction that is described in the proxy statement.

          We encourage you to vote promptly no matter how many shares you own. Timely votes save money and avoid follow-up mailings. Your cooperation as we go through the process of the transition is greatly appreciated. We are confident that the combining of these firms will result in a structure that will better service your needs.

          Thanking you, in advance, for your patience and support.

                              Very truly yours,

                              Reich & Tang Asset Management L.P.

                   PRELIMINARY PROXY SOLICITATION MATERIAL
        For the information of the Securities and Exchange Commission

                             CORTLAND TRUST, INC.
                               600 Fifth Avenue
                          New York, New York  10020

                          NOTICE OF SPECIAL MEETING

To the Shareholders of CORTLAND TRUST, INC.:

          Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Cortland Trust, Inc. (the "Company") will be held at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York on Monday, February 26, 1996 at 9:00 a.m. Eastern time, for the purposes of voting on the proposals set forth below, as well as for the transaction of such other business as may be properly brought before the Meeting. The proposals are discussed in detail in the accompanying Proxy Statement dated , 1995.

               Proposal I: To approve or disapprove, as to the three investment portfolios of the Company (the "Funds"), proposed new Management/Investment Advisory Agreements between the Company and Reich & Tang Asset Management L.P. (the "Manager"), to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, substantially identical to the Management/Investment Advisory Agreements in effect immediately prior to such merger; and

               Proposal II: To approve or disapprove, as to each of the Company's Funds, a fundamental investment restriction concerning the issuance of senior securities.

          The Directors have fixed the close of business on November 29, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. The enclosed proxy is being solicited on behalf of the Directors.

          WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME BEFORE ITS USE.

                                   Bernadette N. Finn
                                   Secretary
            , 1995

P.S. A postage paid return envelope is enclosed for your convenience so that you may return your proxy card as soon as possible.

                               PROXY STATEMENT
                           Dated             , 1995

                             CORTLAND TRUST, INC.
                               600 Fifth Avenue
                           New York, New York 10020

                       SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD

                              February 26, 1996
                            9:00 a.m. Eastern Time


                                 INTRODUCTION


          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cortland Trust, Inc. (the "Company") for use at a Special Meeting of Shareholders to be held at 9:00 a.m. Eastern time on Monday, February 26, 1996 (the "Meeting") and at any adjournments thereof. This Proxy Statement was first mailed to shareholders on or about
             , 1995. Even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Company prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. The Company expects to solicit proxies principally by mail, but the Company or agents appointed by the Company may also solicit proxies by telephone, telegraph or personal interview. The costs of the Meeting, including the solicitation of proxies, will be borne by Metropolitan Life Insurance Company and New England Mutual Life Insurance Company.
          Summary of Proposal I. The first purpose of the Meeting is to approve or disapprove, as to each of the Company's Funds, a new Management/Investment Advisory Agreement between the Company and Reich & Tang Asset Management L.P. (the "Manager") (collectively, hereinafter referred to as the "Proposed Agreements"). Your consideration of a new Management/Investment Advisory Agreement, with respect to your Fund, is necessitated by reason of an agreement providing for the merger (the "Merger") of New England Mutual Life Insurance Company ("The New England") into Metropolitan Life Insurance Company ("Metropolitan Life"). Under the terms of each Fund's current Management/Investment Advisory Agreement (collectively, hereinafter referred to as the "Current Agreements"), and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Current Agreements automatically terminate upon their assignment. As more fully described in Proposal I, the consummation of the Merger will be considered to be an assignment of each Fund's Current Agreement, thereby causing its termination. Thus, in order for each Fund to continue to receive management and investment advisory services from the Manager after the assignment, it is necessary that a new Management/Investment Advisory Agreement be approved by the shareholders of each Fund.
          The Directors of the Company have approved a new Management/Investment Advisory Agreement for each Fund based on the understanding that the Merger will not result in any change in the relationship between the Company and the Manager, the investment objectives or policies of the Funds, the management or operations of the Manager relating to the Funds, the personnel managing the Funds, or the shareholder services or other business activities of the Funds. For each Fund, the Manager's responsibilities and fees under the Proposed Agreements are identical to its responsibilities and fees under the Current Agreements.
          Summary of Proposal II. The second purpose of the Meeting is to approve or disapprove, as to each of the Company's Funds, a fundamental investment restriction concerning the issuance of senior securities. Your consideration of a fundamental investment restriction concerning the issuance of senior securities is necessitated in order to comply with 1940 Act requirements concerning the issuance of senior securities and augment the disclosure in the Company's prospectuses and statements of additional information with respect to certain current investment practices which may be considered the issuance of senior securities.
          General Information. The Company is a Maryland corporation whose shares are divided into three series portfolios (the "Funds"), each of which represents shares of common stock in a separate investment portfolio with its own investment objectives and policies. The Funds are designated as the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund. The Cortland General Money Market Fund consists of three classes: the Pilgrim General Money Market Fund Class, the Cortland General Money Market Fund Class and the Live Oak General Money Market Fund Class. The U.S. Government Fund consists of two classes: the U.S. Government Fund Class and the Live Oak U.S. Government Fund Class. The Municipal Money Market Fund consists of two classes: the Municipal Money Market Fund Class and the Live Oak Municipal Money Market Fund Class. The Board of Directors has fixed the close of business on November 29, 1995, as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. As of the record date, there were ______________ shares of common stock of the Company outstanding, comprised of _________________ shares of the Cortland General Money Market Fund, _____________ shares of the U.S. Government Fund and ____________ shares of the Municipal Money Market Fund. Each share is entitled to one vote on each matter to come before the Meeting. To the best of the knowledge of the Company, no person beneficially owned more than 5% of its outstanding shares on the record date. As of the record date, the officers and directors of the Company, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the shares of any Fund's total outstanding shares.
          The affirmative vote of a "majority of the outstanding voting securities" of each Fund is required for the approval of the Proposed Agreement applicable to the Fund (Proposal I) and for the approval of a fundamental investment restriction concerning the Fund's issuance of senior securities (Proposal II). For purposes of this requirement, a "majority of the outstanding voting securities" of each Fund has the meaning assigned to that term in the 1940 Act, i.e. (i) 67% or more of the shares of such Fund present at the Meeting if more than 50% of the outstanding shares of such Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund, whichever is less.
          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for one or more of the Funds on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed represented at the Meeting for purposes of calculating the vote with respect to such matter.
          The persons named in the accompanying proxy will vote the number of shares represented thereby as directed in the proxy or, in the absence of such direction FOR approval of a Fund's Proposed Agreement (Proposal I) and FOR approval of a Fund's fundamental investment restriction concerning the issuance of senior securities (Proposal II).

                                  PROPOSAL I

                        APPROVAL OR DISAPPROVAL OF NEW
                  MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS

CURRENT MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS
     The Manager. Reich & Tang Asset Management L.P. (the "Manager"), 600 Fifth Avenue, New York, NY 10020, presently serves as the Company's manager and as each Fund's investment adviser pursuant to Management/Investment Advisory Agreements dated October 10, 1994 with respect to each Fund. See also "Information Regarding the Manager."
          The Current Agreements. Under the Current Agreements, as the Company's manager, the Manager: (a) supervises and manages all aspects of the Company's operations and the operations of each of the Company's three Funds; (b) furnishes the Company with such office space, heat, light, utilities, equipment and personnel as may be necessary for the proper operation of the Funds and the Company's principal executive office; (c) monitors the performance by all other persons furnishing services to the Company on behalf of each Fund and the shareholders thereof and periodically reports on such performance to the Board of Directors; (d) investigates, selects and conducts relationships on behalf of the Company with custodians, depositories, accountants, attorneys, underwriters, brokers and dealers, insurers, banks, printers and other service providers and entities performing services to the Funds and their shareholders; (e) furnishes the Funds with all necessary accounting services; and (f) reviews and supervises the preparation of all financial, tax and other reports and regulatory filings. The expenses of furnishing the foregoing are borne by the Manager. See also the discussion under "Expenses".
          Pursuant to the terms of the Current Agreements, the Manager, as each Fund's investment adviser: (a) provides the Company with certain executive, administrative and clerical services as are deemed advisable by the Board of Directors; (b) arranges, but does not pay for, the periodic updating of prospectuses and statements of additional information and supplements thereto, proxy materials, tax returns, reports to each Fund's shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; (c) provides the Board of Directors on a regular basis with financial reports and analyses of the Funds' operations and the operation of comparable investment companies; (d) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any of the Funds and whether concerning the individual issuers whose securities are included in the portfolios of the Company's three Funds; (e) determines which issuers and securities shall be represented in the Funds' portfolios and regularly reports thereon to the Company's Board of Directors; (f) formulates and implements continuing programs for the purchases and sales of securities for the Funds; and (g) takes, on behalf of the Funds, all actions which appear to be necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of portfolio securities. Any investment program undertaken by the Manager will at all times be subject to the policies and control of the Board of Directors.
          In consideration of the services to be provided by the Manager and the expenses to be borne by the Manager under the Current Agreements, the Manager receives annual fees from each of the Funds, calculated daily and paid monthly, of 0.80% of the first $500 million of the Company's average daily net assets, 0.775% of the average daily net assets of the Company in excess of $500 million but less than $1 billion, 0.75% of the average daily net assets of the Company in excess of $1 billion but less than $1.5 billion, plus 0.725% of the Company's average daily net assets in excess of $1.5 billion. During the fiscal year ended March 31, 1995, the Company paid the Manager $7,063,419, $1,686,218 and $1,755,183, respectively, under the Current Agreements with the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund. During such year, the Manager reduced its fees to the U.S. Government Fund by $17,874. The Company's comprehensive fee is higher than most other money market mutual funds which do not offer services that the Company offers. However, most other funds bear certain expenses that are borne by the Manager. See also the discussion under "Expenses".
          The Current Agreements were originally approved by the Board of Directors of the Company, including a majority of the Directors who are not parties to such Current Agreements or "interested persons" of any such party, for an initial term expiring on September 15, 1995. Each Current Agreement was approved for continuance by the Board of Directors of the Company on August 29, 1995 and will continue in effect from year to year if it is specifically approved at least annually by the Board of Directors and by the affirmative vote of a majority of the Directors who are not parties to such Current Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Funds or the Manager may terminate the Current Agreements on 60 days' written notice without penalty. Each Current Agreement terminates automatically in the event of its "assignment", as defined in the 1940 Act. The Manager shall not be liable to the Funds or to their shareholders for any act or omission by the Manager for any loss sustained by a Fund or its shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty, except that in providing shareholder account record services, the Manager is liable to the Funds or to their shareholders for any error caused by the Manager or its employees' negligence, bad faith or willful misconduct. The Company's (Funds) right to use the name "Cortland" in its name in any form or combination may terminate upon termination of the Manager as the Company's (Funds') investment manager.
          Expenses. Pursuant to the Current Agreements, the Manager furnishes, without cost to the Company, the services of the President, Secretary and one or more Vice Presidents of the Company and such other personnel as are required for the proper conduct of the Funds' affairs and to carry out their obligations under the Current Agreements. The Manager maintains at its expense and without cost to the Funds, a trading function in order to carry out its obligations to place orders for the purchase and sale of portfolio securities for the Funds. The Manager, on behalf of its affiliate, Reich & Tang Distributors L.P. (the "Distributor"), pays out of the management fees from each of the Funds and payments under plans of distribution the expenses of printing and distributing prospectuses and statements of additional information and any other promotional or sales literature used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the public offering of the Funds' shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.
          Except as set forth below, the Manager pays all expenses of the Funds, including, without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company; all fees payable by the Company to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Company (the Company does not issue share certificates at the present time); all costs and expenses in connection with the registration and maintenance of registration of the Funds and their shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Company and supplements thereto to the Company's shareholders and to potential shareholders of the Funds; all expenses of the shareholders' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Funds' shares; routine fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Company; postage; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; and all other charges and costs of the Funds' operations unless otherwise explicitly assumed by the Company. The Company is responsible for payment of the following expenses not borne by the Manager: (a) the fees of the Directors who are not "interested persons" of the Company, as defined by the 1940 Act, and travel and related expenses of the Directors for attendance at meetings, (b) interest, taxes and brokerage commissions (which can be expected to be insignificant), (c) extraordinary expenses, if any, including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto, (d) any shareholder service or distribution fee payable by the Company under a plan of distribution, and (e) membership dues of any industry association.
          Expenses which are attributable to any of the Company's Funds are charged against the income of such Fund in determining net income for dividend purposes. Expenses of the Company which are not directly attributable to the operations of any single Fund are allocated among the Funds based upon the relative net assets of each Fund.
     The Manager has agreed to reduce its aggregate fees for any fiscal year, or to reimburse each Fund, to the extent required so that the amount of the ordinary expenses of each Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as litigation costs) paid or incurred by any of the Funds do not exceed the expense limitations applicable to the Funds imposed by the securities laws or regulations of those states or jurisdictions in which such Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Manager to reduce its respective fees to the extent required so that ordinary expenses of a Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year do not exceed 2 1/2% of the first $30 million of the Fund's average daily net assets, plus 2% of the next $70 million of the Fund's average daily net assets, plus 1 1/2% of the Fund's average daily net assets in excess of $100 million. Expense reductions under state securities laws are unlikely because most of the expenses of the Company can be expected to be borne by the Manager.

PROPOSED MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS

          The Merger. As of August 16, 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders of The New England becoming policyholders of Metropolitan Life. The policyholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to the fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger will be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur until after the end of 1995. New England Investment Companies L.P. ("NEIC") is organized as a limited partnership. NEIC's sole general partner, New England Investment Companies, Inc. ("NEIC Inc."), is a wholly-owned subsidiary of The New England. As a result of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interests in NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of this limited partnership interest in NEIC. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc.
          Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as the Company), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company if
               (1) for period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

               (ii) there is not  imposed  an unfair  burden on such  investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto.

          Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Company's Board of Directors.
          Information About Metropolitan Life. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900's, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Metropolitan Life manage over $25 billion of assets for mutual funds, institutional and other investment advisory clients.
          Assignment of the Current Agreements. As required by the 1940 Act, the Current Agreements for each Fund provide for their automatic termination upon their "assignment". The Merger is being treated, for purposes of the 1940 Act, as a change of control of NEIC and its subsidiary and affiliate firms that serve as managers/investment advisers of the Funds. Under the 1940 Act, such a change of control constitutes as "assignment" (as defined in the 1940 Act) of the agreements under which those firms serve as managers/investment advisers to the Funds, and results in the automatic termination of those agreements, effective at the time of the Merger. At the present time, it is anticipated that the Merger and, thus, the assignment will take place no earlier than the first calendar quarter of 1996. Should the Proposed Agreements not be approved and the Merger not consummated, each Fund's Current Agreements would remain in effect as described below. In order for each Fund to continue to receive the services now provided by the Manager after the Merger is consummated, it will be necessary for the Company, on behalf of its Funds, to enter into the Proposed Agreements to become effective upon the consummation of the Merger and the corresponding termination of the Funds' Current Agreements pursuant to their terms as required by the 1940 Act.
          If the Merger is not consummated for any reason (including the disapproval of the Proposed Agreements by the Funds' shareholders), the Current Agreements for each Fund would continue in full force and effect from year to year, provided such continuance is approved at least annually by the Board of Directors of the Company or by vote of the shareholders of the Fund and, in either case, by a majority of the Directors of the Company who are not parties to the Current Agreements or "interested persons" within the meaning of the 1940 Act of any such party (the "Disinterested Directors").
          The Proposed Agreements. The terms of the proposed Management/Investment Advisory Agreements (the "Proposed Agreements") between the Company and the Manager with respect to the Funds are the same in all material respects as the relevant terms of the Current Agreements between the same parties, except for their effective and termination dates. A copy of the form of proposed Management/Investment Advisory Agreement for the Municipal Money Market Fund is attached to this Proxy Statement as Exhibit A. The proposed Management/Investment Advisory Agreements for the Cortland General Money Market Fund and the U.S. Government Fund are identical to the form of the Agreement attached to this Proxy Statement as Exhibit A, except for name changes. Shareholders should refer to Exhibit A for the complete terms of the proposed Management/Investment Advisory Agreement.

                     DIRECTORS CONSIDERATION OF PROPOSED
                  MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS

          The Proposed Agreements were approved by the Board of Directors of the Company by votes cast in person at a meeting held on November 14, 1995 specifically called for that purpose. The approval given included the favorable vote of all of the Disinterested Directors of the Company present in person at the meeting.
          Section 15(c) of the 1940 Act (the federal statute under which the Company is regulated as a registered investment company) provides, in substance and, as pertinent, that before any person may serve as investment adviser to a fund, the fund's board of directors must approve the advisory agreement. In making their determination, it is the directors' duty to request and the duty of the prospective adviser to furnish, "such information as may reasonably be necessary to evaluate the terms" of the proposed advisory agreement.
          As required, the Directors of the Company requested from the principals of the Manager, NEIC and Metropolitan Life, and each furnished, information deemed necessary by the Board in making its evaluation. The Disinterested Directors met independently with their counsel on November 14, 1995 and held discussions in which they considered and reviewed the various agreements and other relevant information.
          In approving the Proposed Agreements, the Disinterested Directors, separately, and the entire Board of Directors considered the following significant factors, among others: (i) the management fee and the management and investment advisory services to be performed under the Proposed Agreements are the same as those under the Current Agreements, and the other terms of the agreements are the same in all material respects; (ii) there are no changes contemplated in the objectives or policies of the Funds; (iii) there are no changes contemplated in the management or operations of the Manager relating to the Company and its Funds; (iv) there are no changes contemplated in the personnel managing the Funds or the shareholder or other business activities of the Funds; (v) that following the Merger, the current business of the Manager will continue to operate generally autonomously of the other NEIC and Metropolitan Life businesses; (vi) that following the Merger, the Manager will have greater financial resources than the Manager as currently constituted, and therefore there is greater assurance that the Manager will be able to bear all the expenses related to the management and distribution of the Funds; and (vii) the likelihood that sales of the Company's Funds will be enhanced by the Manager's reputation, distribution capabilities and financial resources following the Merger. The Directors also considered the Manager's policies with respect to the placing of portfolio transactions for the Funds with brokers or dealers who furnish brokerage and research services to the Manager. (Those policies are described under "Portfolio Transactions".) The Directors also considered that The New England and Metropolitan Life have agreed that they will use their best efforts to satisfy the provisions of Section 15(f) of the 1940 Act (described above).
          As a result of their considerations, the Board of Directors of the Company determined that the Proposed Agreements would be in the best interests of the Funds and their shareholders. The Board of Directors also determined that the Proposed Agreements would not "result in any unfair burden" to the Funds within the meaning of the 1940 Act. Accordingly, the Board of Directors of the Company approved the Proposed Agreements and voted to recommend them to shareholders for approval.
          The Proposed Agreements will become effective upon the obtaining of shareholder approval and upon consummation of the Merger. If the Proposed Agreements between the Company and the Manager are approved by the Funds' shareholders, they will continue in effect for a period of two years from the date of closing of the Merger and, from year to year thereafter, if approved, at least annually, by the Board of Directors, or by a majority of the outstanding voting securities of a Fund, as pertinent and, in either event, by a majority of the Disinterested Directors at a meeting called for the specific purpose of voting on such agreements. The Proposed Agreements may each be terminated at any time without penalty either by the vote of a majority of the Board of Directors, or by the vote of a majority of a Fund's outstanding voting securities, or by the Manager, on 60 days' prior written notice to the Company.
          Although approval of the Proposed Agreements by Fund shareholders is a condition to the closing of the Merger generally, the Company understands that The New England and Metropolitan Life may nevertheless proceed with the Merger, even if the Proposed Agreements are not approved by Fund shareholders. If the Merger occurs nonetheless, the Current Agreements with the Manager would be deemed to terminate automatically. Under those circumstances, the Board of Directors of the Company would consider what alternative actions to take and may request Fund shareholders to reconsider the Proposed Agreements. In the event of a termination of the Current Agreements, the Manager may continue to render management and investment advisory services to the Company and its Funds in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.
          In order that the Funds may continue to receive management/investment advisory services following the Merger, under arrangements the same as those in effect before the Merger, the Directors unanimously recommended that shareholders of each Fund vote in favor of Proposal I. A vote of a majority of the outstanding voting securities of a Fund is required in order to approve Proposal I with respect to such Fund. If the Merger described in Proposal I is not consummated, Proposal I will not be implemented with respect to a Fund, even if the shareholder vote necessary to adopt it is received.

                             RELATED BOARD ACTION

          Because the Merger will be considered to result in the assignment of the Funds' Distribution Agreements with Reich & Tang Distributors L.P. (the "Distributor"), causing those agreements to terminate as well, at their November 14, 1995 meeting, in anticipation of the Merger, the Board of Directors of the Company approved a new Distribution Agreement with Reich & Tang Distributors L.P. for each of the Funds to take effect if a new Management/Investment
Advisory Agreement is approved by shareholders of each Fund and upon consummation of the Merger. The new Distribution Agreements would replace the current Distribution Agreements with the Distributor and would be identical to those agreements, except for the dates of execution and effectiveness.
          Pursuant to the terms of the current and proposed Distribution Agreements, the Distributor, located at 600 Fifth Avenue, New York, NY 10020 has the exclusive right to enter into dealer agreements with securities dealers who sell shares of the Funds and with financial institutions which may furnish services to shareholders on behalf of the Company. Pursuant to plans of distribution (the "Plans") approved by the Funds' shareholders, each class of shares of the Funds may pay to certain securities dealers and financial institutions a specified amount of the value of the classes' assets on an annualized basis. Such payments may include payments for opening shareholder accounts, processing investor purchase and redemption orders, responding to inquiries from shareholder accounts, processing investor purchase and redemption orders, responding to inquiries from shareholders concerning the status of their accounts and operations of their Fund and communications with the Company on behalf of Fund shareholders. Additionally, the Distributor may pay for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and other services to support distribution pursuant to the Plans. The Distributor may also make payments to securities dealers and financial institutions, such as banks, out of the investment management fee the Manager receives from the Funds, out of its past profits or from any other source available to the Distributor.
          Thus, distribution payments will continue to be made to securities dealers and financial institutions as at present under the same terms and conditions. No shareholder approval of the new Distribution Agreements is being sought in this Proxy Statement.

                      INFORMATION REGARDING THE MANAGER
          Reich & Tang Asset Management, Inc., located at 600 Fifth Avenue, New York, New York, 10022 is the sole general partner of the Manager. It conducts no business other than managing the Manager.
         Messrs. Peter S. Voss (49), G. Neal Ryland (54), Steven W. Duff(42) and Richard E. Smith, III (45) are directors of Reich & Tang Asset Management, Inc. Mr. Voss is President of Reich & Tang Asset Management, Inc. The address of Messrs. Voss and Ryland is 399 Boylston Street, Boston, Massachusetts 02116. Mr. Duff is President of the Mutual Fund Group of the Manager. Mr. Smith is President of the Capital Management Group of the Manager. Their address is 600 Fifth Avenue, New York, New York 10020.
          New England Investment Companies L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (a wholly- owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager.
          The identity of the various other mutual funds for which the Manager provides advisory services, and the rates of compensation payable in connection with such services, are set forth in the Appendix to this Proxy Statement.
          The following table lists person who are officers of the Company and are also officers or directors of the General Partner of the Manager:








                     Positions and Offices with         Positions and Offices
                         General Partner of the                with the
    Name                         Manager                       Company
    ---------------------------------------------------------------------

Steven W. Duff                    Director                    President

Bernadette W. Finn             Vice President -           Vice President and
                                   Compliance                 Secretary

Richard De Sanctis             Vice President and             Treasurer
                                   Treasurer



                            PORTFOLIO TRANSACTIONS
          The Manager is responsible for decisions to buy and sell securities for the Company, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Company are usually principal transactions, the Funds incur little or no brokerage commissions. Fund securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Company may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.
          The Company does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. However, the Manager may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Manager may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Manager's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Each Fund is required to maintain an average weighted portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 13 months or less. Both may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on U.S. Government obligations, agencies, money market obligations and municipal securities, the high rate of portfolio turnover is not expected to have a material effect on the Funds' net income or expenses.
          Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed to be in the best interest of shareholders of the Company rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.
          The Manager and its affiliates manage several other investment accounts, some of which may have objectives similar to the Funds'. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Funds and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Funds and such accounts in a manner deemed equitable by the Manager. The Manager may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of the three Funds will be made in the same way that such purchases are allocated among or combined with those of the Manager's other accounts. Simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                                 PROPOSAL II
                   APPROVAL OR DISAPPROVAL OF A FUNDAMENTAL
                    INVESTMENT RESTRICTION CONCERNING THE
                        ISSUANCE OF SENIOR SECURITIES

          Generally, under the 1940 Act, an investment company (such as the Company) cannot issue senior securities or borrow money except under certain conditions. Subject to shareholder approval, the Directors intend to adopt a fundamental investment restriction to comply with 1940 Act requirements concerning the issuance of senior securities and augment the disclosure in the Company's prospectuses and statements of additional information with respect to certain current investment practices which may be considered the issuance of senior securities. It is proposed that the restriction exclude those transactions that current regulatory interpretations and policies allow and are consistent with each Fund's current investment practices. If adopted, the restriction may not be changed without the approval of a majority of a Fund's outstanding voting securities.
          The proposed fundamental investment restriction would not permit a Fund to issue any senior security except that:
          (a) a Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretation of the 1940 Act or an exemptive order;

          (b) a Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; and

          (c) subject to any self-imposed standards and regulatory limitations, a Fund may borrow money as authorized by the 1940 Act.


          If the proposal is approved by shareholders of a Fund, the restriction would allow the Fund to continue to engage in the following investment activities without being deemed to have issued a senior security:
               1. Delayed Delivery Agreements involving commitments by a Fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for money market instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Manager can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Fund. To assure that a Fund will be as fully invested as possible in instruments meeting that Fund's investment objective, a Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, that Fund will set aside in a segregated account high-quality debt securities of a dollar value sufficient at all times to make payment for the delayed delivery securities. Not more than 25% of a Fund's total assets will be committed to delayed delivery agreements and when-issued securities, as described below. The delayed delivery securities, which will not begin to accrue interest until the settlement date, will be recorded as an asset of the Fund and will be subject to the risks of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. Absent extraordinary circumstances, the Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to the Fund at the time of settlement, the Fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement.
          2. When-Issued Securities - Many new issues of money market obligations and municipal securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such money market obligations and municipal securities with the intention of actually acquiring such securities, but such Fund may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 25% of such Fund's net assets would become committed to purchases of when-issued securities and delayed delivery agreements.
          If one of the Funds purchases a when-issued security, it will direct its custodian bank to collateralize the when-issued commitment by establishing a segregated account in the same fashion as required for a Delayed Delivery Agreement. The special custody account will likewise be marked-to-market, and the amount in the special custody account will be increased if necessary to maintain adequate coverage of the when-issued commitments.
          Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates rise). Therefore, if, in order to achieve higher interest income, a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of such Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for such Fund to meet its obligations under when-issued commitments, the Fund will do so by using then-available cash flow, by sale of the securities held in the separate account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).
          A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.
          3. Reverse Repurchase Agreements involving the sale of money market instruments held by a Fund, with an agreement that the Fund will repurchase the instruments at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions, or in some cases as a technique to enhance income, and only in amounts up to 10% of the value of a Fund's total assets at the time it enters into a reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account high-quality debt securities having a dollar value at least equal to the repurchase price. A Fund will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments which would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions.
          It is proposed that each Fund adopt the following fundamental investment restriction concerning senior securities:
               A Fund may not (unless otherwise indicated): Issue any senior security (as defined in the 1940 Act) except that (a) a Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretation of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to any self-imposed standards and regulatory limitations, a Fund may borrow money as authorized by the 1940 Act.


          The Directors unanimously recommend that shareholders of each Fund vote in favor of Proposal II. Adoption of this Proposal is not conditioned upon the consummation of the Merger or approval of Proposal I. A vote of a majority of the outstanding voting securities of a Fund is required in order to approve Proposal II with respect to such Fund.
                       OTHER MATTERS WHICH MAY PROPERLY
                           COME BEFORE THE MEETING

          As of the date of the Proxy Statement, management is not aware of any matters to come before the Meeting other than those which have been referred to above. If any such matters do come before the Meeting, the persons named in the proxy will vote, act and consent with respect thereto in accordance with their best judgment.
                            SHAREHOLDER PROPOSALS
          The Articles of Incorporation and the By-Laws of the Company provide that the Company need not hold annual shareholder meetings, except as required by the 1940 Act (or the Maryland General Corporation Law). Therefore, it is probable that no annual meeting of shareholders will be held in 1996 or in subsequent years until so required. For those years in which annual shareholder meetings are held, proposals which shareholders of the Company intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Company within a reasonable period of time before the solicitation is made.

                              BY ORDER OF THE DIRECTORS


                              Bernadette N. Finn
                              Secretary

___________, 1995

                                   APPENDIX

               FEE SCHEDULE FOR OTHER REICH & TANG MUTUAL FUNDS

SHORT TERM INCOME FUND, INC.
(Net assets at November __, 1995:  $             )

Management Fee - Money Market Portfolio .30% of average daily net assets up to $750 million.
 .29% of average daily net assets in excess of $750 million up to $1 billion. .28% of average daily net assets in excess of $1 billion up to $1.5 billion. .27% of average daily net assets in excess of $1.5 billion.

Management Fee - U.S. Government Portfolio .275% of average daily net assets up to $250 million. .25% of average daily net assets in excess of $250 million.

Administrative Services Fee - Each Portfolio.
 .20% of average daily net assets up to $1.25 billion.
 .19% of average daily net assets in excess of $1.25 billion up to $1.5 billion. .18% of average daily net assets in excess of $1.5 billion.

Shareholder Servicing and Distribution Plan Fee:  (Class A only)
 .25% of average daily net assets.


DAILY TAX FREE INCOME FUND, INC.
(Net assets at November __, 1995:  $             )

Management Fee:
 .325% of average daily net assets up to $750 million.
 .30% of average daily net assets in excess of $750 million.

Administrative Services Fee:
 .20% of average daily net assets up to $1.25 million.
 .19% of average daily net assets in excess of $1.25 million up to $1.5 billion. .18% in excess of $1.5 billion.

Shareholder Servicing and Distribution Plan Fee:  (Class A only)
 .25% of average daily net assets.


REICH & TANG EQUITY FUND, INC.
(Net assets at November __, 1995:  $__________)

Management Fee:
 .80% of average daily net assets.

Administrative Services Fee:
 .20% of average daily net assets.

DELAFIELD FUND, INC.
(Net assets at November __, 1995:  $__________)

Management Fee:
 .80% of average daily net assets.

Administrative Services Fee:
 .20% of average daily net assets.

Shareholder Servicing and Distribution Plan Fee:
 .25% of average daily net assets.


CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
(Net assets at November __, 1995:  $__________)

Management Fee:
 .3% of average daily net assets.

Administrative Services Fee:
 .2% of average daily net assets.

Shareholder Servicing and Distribution Plan Fee:
 .2% of average daily net assets.


NEW YORK DAILY TAX FREE MONEY MARKET, INC.
(Net assets at November __, 1995:  $__________)

Management Fee:
 .3% of average daily net assets.

Administrative Services Fee:
 .2% of average daily net assets.

Shareholder Servicing and Distribution Plan Fee:
 .2% of average daily net assets.


REICH & TANG GOVERNMENT SECURITIES TRUST
(Net assets at November __, 1995:  $__________)

Management Fee:
 .35% of average daily net assets.

Administrative Services Fee:
 .2% of average daily net assets.

Shareholder Servicing and Distribution Plan Fee:
 .25% of average daily net assets.


CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
(Net assets at November __, 1995:  $__________)

Management Fee:
 .3% of average daily net assets.

Administrative Services Fee:
 .2% of average daily net assets.

Shareholder Servicing and Distribution Plan Fee:
 .2% of average daily net assets.


MICHIGAN DAILY TAX FREE INCOME FUND, INC.
(Net assets at November __, 1995:  $__________)

Management Fee:
 .3% of average daily net assets.

Administrative Services Fee:
 .2% of average daily net assets.

Shareholder Servicing and Distribution Plan Fee:
 .2% of average daily net assets.


TAX EXEMPT PROCEEDS FUND, INC.
(Net assets at November __, 1995:  $__________)

All Inclusive Management Fee
 .4% of average daily net assets up to $250 million.
 .35% of average daily net assets between $250 million and $500 million. .3% of average daily net assets in excess of $500 million.


NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
(Net assets at November __, 1995:  $__________)

Management Fee:
 .3% of average daily net assets.

Administrative Services Fee:
 .2% of average daily net assets.

Shareholder Servicing and Distribution Plan Fee:
 .2% of average daily net assets.


NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
(Net assets at November __, 1995:  $__________)

Management Fee:
 .4% of average daily net assets.

Administrative Services Fee:
 .2% of average daily net assets.

Shareholder Servicing and Distribution Plan Fee:  (Class A only)
 .25% of average daily net assets.


PENNSYLVANIA DAILY MUNICIPAL INCOME FUND, INC.
(Net assets at November __, 1995:  $__________)

Management Fee:
 .4% of average daily net assets.

Administrative Services Fee:
 .2% of average daily net assets.

Shareholder Servicing and Distribution Plan Fee:  (Class A only)
 .2% of average daily net assets.


FLORIDA DAILY MUNICIPAL INCOME FUND
(Net assets at November __, 1995:  $__________)

Management Fee:
 .4% of average daily net assets.

Administrative Services Fee:
 .2% of average daily net assets.

Shareholder Servicing and Distribution Plan Fee:  (Class A only)
 .25% of average daily net assets.


INSTITUTIONAL DAILY INCOME FUND
(Net assets at November __, 1995:  $__________)

Investment Management Fee:
 .08% of average daily net assets.

Administrative Services Fee:
 .05% of average daily net assets.

Shareholder Servicing and Distribution Plan Fee:  (Class A only)
 .25% of average daily net assets.

                                  EXHIBIT A

                   MANAGEMENT/INVESTMENT ADVISORY AGREEMENT


     This Agreement is made as of the ____ day of ____________, 1996 by and between CORTLAND TRUST, INC., a Maryland corporation (the "Fund") on behalf of its Municipal Money Market Fund Series, and REICH & TANG ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Manager"), with respect to the following recital of fact:

                                   RECITAL

     WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and the rules and regulations promulgated thereunder; and

     WHEREAS, the Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund is authorized to issue shares of common stock in separate series, with each such series representing shares in a separate portfolio of securities and other assets; and

     WHEREAS, the Fund intends to offer shares in three series called the U.S. Government Fund, the Cortland General Money Market Fund and the Municipal Money Market Fund (such series, being referred to as the "Series"); and

     WHEREAS, the Fund and the Manager desire to enter into an agreement to provide for comprehensive management and investment advisory services for the Municipal Money Market Fund (the "MMMF") on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of the Manager. The Manager shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein) and provide or procure on behalf of the Fund all investment management, administrative and distribution services, as set forth below, subject at all times to the policies and control of the Fund's Board of Directors. The Manager shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Manager. The Manager shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Manager's specific responsibilities shall include the following:

     2. Investment Management. The Manager shall act as investment manager for the MMMF and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the MMMF's portfolio, subject at all times to the policies and control of the Fund's Board of Directors. The Manager shall give the MMMF the benefit of its best judgment, efforts and facilities in rendering its services as investment manager.

     3. Investment Analysis and Implementation. In carrying out its obligations under paragraph 2 hereof, the Manager shall:

          (a) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the MMMF's portfolio and whether concerning the individual issuers whose securities are included in the MMMF's portfolio or the activities in which the issuers engage, or with respect to securities which the Manager considers desirable for inclusion in the MMMF's portfolio:

          (b) determine which issuers and securities shall be represented in the MMMF's portfolio and regularly report thereon to the Fund's Board of Directors;

          (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors; and

          (d) take, on behalf of the MMMF, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the MMMF.

     4. Broker-Dealer Relationships. The Manager is responsible for decisions to buy and sell securities for the MMMF's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. Allocation of transactions, including their frequency, to various dealers will be determined by the Manager it its best judgment and in a manner deemed to be in the best interest of shareholders of the MMMF rather than by any formula. The primary consideration will be prompt execution of orders in an effective manner at the most favorable price.

     5. Control by Board of Directors. Any investment program undertaken by the Manager pursuant to this Agreement, as well as any other activities undertaken by the Manager on behalf of the MMMF pursuant thereto, shall at all times be subject to any directives of the Board of Directors of the Fund.

     6. Administrative Services. The Manager shall perform or monitor the performance of, administrative and management services in connection with the operations of the MMMF and shall investigate, assist in the selection of and conduct relations with any of the following employed by the Fund to render services to the MMMF and its stockholders: custodians, depositories, transfer agents, if any, dividend and disbursing agents, other shareholder service agents (including overseeing broker-dealers and financial institutions which have entered into agreements with the MMMF's distributor to provide shareholder account and/or distribution services as contemplated under the provisions of any distribution agreement to be entered into between the Fund and the MMMF's distributor), accountants, attorneys, underwriters, corporate fiduciaries, insurers, banks and such other persons in any such capacity deemed to be necessary or advisable. The Manager shall arrange and pay for the periodic updating, printing and related expenses of the registration statement relating to the MMMF's shares and supplements thereto, prepare and pay for the preparation of all proxy statements and other required reports to shareholders, and register or qualify, and maintain such registration or qualification, for sale of the amount of shares required by the laws of any state in which the Fund deems it appropriate to offer the MMMF's shares for sale. The Manager shall provide the Fund's Board of Directors on a regular basis financial reports on and analyses of the MMMF's operations and the operations of comparable investment companies. The Manager shall make reports to the Board of Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to other aspects of the business and affairs of the MMMF as the Fund shall determine desirable.

     7. Accounting Services. The Manager shall furnish, or cause to be furnished, to the MMMF all necessary accounting services, including:

               (i) the computation of the MMMF's net asset value per share at such times on such dates and in the manner specified in the Fund's Articles of Incorporation, ByLaws and/or currently effective registration statement;

               (ii) the computation of the MMMF's net income per share for dividend purposes at such times and dates and in the manner specified in the Fund's Articles of Incorporation, By-Laws and/or currently effective registration statement;

               (iii) the accrual of interest and other income payable in respect of the MMMF's portfolio securities;

               (iv) the preparation and filing of all federal, state and local tax reports with respect to the MMMF; and

               (v) the maintenance of the books, accounts and financial records of the MMMF and preservation thereof in accordance with the applicable provisions of the 1940 Act.

The Manager shall furnish to the Fund or cause to be furnished to the Fund, without charge to the Fund, the services of a principal financial officer and such assistant officers as the Board of Directors may require and shall furnish without charge to the MMMF all necessary office space, equipment, supplies and utilities in order to perform the accounting functions.

     8. Shareholder Account Record Services. The Fund serves as transfer agent for its own shares. The Manager agrees to furnish all necessary data processing equipment, supplies, personnel and services required for the Fund to maintain its shareholder account records. In connection therewith, the Manager shall receive all daily share purchase and redemption information including information with respect to dividends reinvested, and shall timely post said information to the accounts of shareholders of the Fund. The Manager shall assist the Fund in maintaining all required books and records with respect to shareholder purchases, redemptions, dividends paid and dividends reinvested and shall assist the Fund by preparing for filing all required reports and returns, including federal reports with respect to dividends paid and with respect to proper tax identification number reporting.

     9. Shareholder Services and Distribution. The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plans") and has employed a registered broker-dealer (the "Distributor") to serve as principal underwriter of the MMMF's shares. In connection with the Plans, the Manager will be responsible for conducting the Fund's relations with the Distributor and with broker/dealers and financial institutions that may establish and maintain accounts with the MMMF on behalf of their clients or customers.

     10. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Manager shall at all times conform to:

          (a)  all applicable provisions of the 1940 Act; and

          (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act; and

          (c) the provisions of the Fund's Articles of Incorporation, as amended; and

          (d)  the provisions of the By-Laws of the Fund, as amended; and

          (e)  any other applicable provisions of state and federal law.

     11. Expenses. The expenses connected with the MMMF shall be borne by the Manager as follows:

          (a) If requested by the Fund, the Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund or for the proper conduct of the affairs of the MMMF.

          (b) The Manger shall further maintain, at its expense and without cost to the MMMF, a trading function in order to carry out its obligations under subparagraph (d) of paragraph 3 hereof to place orders for the purchase and sale of portfolio securities for the MMMF.

          (c) The Manager shall furnish at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under this Agreement. The Manager shall also provide the equipment, office space, facilities and supplies necessary to perform the services set forth in paragraphs 6, 7, 8, and 9 hereof as well as provide equipment, office space, facilities and supplies necessary to maintain one or more offices of the Fund, as may from time to time be required by the Fund's Board of Directors. The Manager shall pay the compensation, if any, of officers of the Fund who are officers or employees of the Manager. The Manager shall timely pay (or reduce its fee in an amount equal to) all expenses of the MMMF unless expressly assumed by the Fund or the Distributor; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; all fees payable by the Fund to federal, state, or other governmental agencies; the costs and expenses of engraving or printing stock certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the MMMF and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the MMMF's shareholders; all expenses of shareholders' meetings (other than as set forth in subparagraph (d)(i) of this paragraph 11 and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the MMMF's shares; routine fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Fund; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; and all other charges and costs of the MMMF's operations.

          (d) The Fund shall be responsible for payment of the following expenses not borne by the Manager: (i) the fees of the directors who are not "interested persons" of the Fund, as defined by the 1940 Act, and travel and related expenses of the directors for attendance at meetings, (ii) membership dues of any industry association, (iii) interest, taxes and brokerage commissions, (iv) extraordinary expenses, if any, including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto, and (v) any shareholder service or distribution fee payable by the Fund under the Plans.

     12. Compensation. For the services to be rendered, the facilities furnished and the expenses assumed by the Manager, the Fund shall pay to the Manager on behalf of the MMMF monthly compensation at the sum of the amounts determined by applying the following annual rates to the Series' aggregate daily net assets:
 .80% of the first $500 million of the Series' aggregate daily net assets, .775% of the Series' aggregate daily net assets in excess of $500 million but less than $1 billion, .75% of the Series' aggregate daily net assets in excess of $1 billion but less than $1.5 billion, plus .725% of the Series' aggregate daily net assets in excess of $1.5 billion and then multiplying the result by a fraction, the denominator of which is the average daily net assets of the Series for the period and the numerator of which is the average daily net assets of the MMMF for the period. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly upon documentation that expenses to be paid or assumed by the Manager have been paid on a timely basis and the appropriate
reserves  for   anticipated   expenses  of  the  Fund  have  been  provided  for
("Documentation"). If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above; provided however, that the Fund may reserve final payment of any amounts due pending presentation of documentation that the expenses to be paid or assumed by the Manager have in fact been paid. Subject to the provisions of paragraph 13 hereof,  payment of the Manager's  compensation for the preceding month shall be
made  as  promptly  as  possible   following  the  submission  to  the  Fund  of
Documentation after completion of the computations contemplated by paragraph 13 hereof.

     13. Expense Limitation. In the event the operating expenses of the MMMF including all management fees, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitation applicable to the MMMF imposed by the securities laws or regulations thereunder of any state or jurisdiction in which the MMMF's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for any annual operating expenses (after reductions of all management fees) in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commission and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund and attributable to the MMMF. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the MMMF as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Manager's fee shall be applicable.

     14. Non-Exclusivity. The services of the Manager to the MMMF are not to be deemed to be exclusive, and the Manager shall be free to render investment advisory, investment management and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that the employees of the Manager and the officers or directors of New England Investment Companies, Inc., the sole general partner of the Manager, may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as employees of the Manager or as officers or directors of New England Investment Companies, Inc. to the extent permitted by law; and that the employees of the Manager and the officers and directors of New England Investment Companies, Inc. are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

     15. Non-Exclusive Use of the Name "Cortland". The Fund acknowledges that it adopted its name through the permission of the Manager. The Manager hereby consents to the non-exclusive use by the Fund of the name "Cortland" only so long as the Manager serves as the Series' manager. The Fund covenants and agrees to protect, exonerate, defend, indemnify and hold harmless the Manager, its officers, agents and employees from and against any and all costs, losses, claims, damages or liabilities, joint or several, including all legal expenses which may arise or have arisen out of the Fund's use or misuse of the name "Cortland" or out of any breach of or failure to comply with this paragraph 15.

     Neither the Fund nor the MMMF shall distribute or circulate any prospectus, proxy statement, sales literature, promotional material or other printed matter required to be filed with the Securities and Exchange Commission under Section 24(b) of the 1940 Act which contains any reference to the Manager or using the name "Cortland" without the prior approval of the Manager and shall submit all such materials requiring approval of the Manager in draft form, allowing sufficient time for review by the Manager and its counsel prior to any deadline for printing. If the Manager or any successor to its business shall cease to furnish services to the MMMF under this Agreement or similar contractual arrangement, the Fund:

          (a) as promptly as practicable, will take all necessary action to cause its Articles of Incorporation to be amended to accomplish a change of name; and

          (b) within 90 days after the termination of this Agreement or such similar contractual arrangement, shall cease to use in any other manner, including but not limited to use in any prospectus, sales literature or promotional material, the name "Cortland" or any name, mark or logotype derived from it or similar to it or indicating that the MMMF is managed by or otherwise associated with the Manager.

     16. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to paragraph 17 hereof, for a period of two years from the date hereof.

     17. Renewal. Following the expiration of its initial term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

          (a)(i) by the Fund's Board of Directors or (ii) by the vote of a majority of the MMMF's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), but votes cast in person at a meeting specifically called for such purpose.

     18. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the MMMF's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

     19. Liability of Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager or its officers or employees, or the officers, directors or employees of its sole general partner, New England Investment Companies, Inc., or reckless disregard by the Manager of its duties under this Agreement, the Manager shall not be liable to the Fund or to any stockholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may by sustained in the purchase, holding or sale of any security, provided however, that the Manager shall at all times act in good faith and agrees to use its best efforts within reasonable limits to insure the accuracy of all services described in paragraph 8 hereof, but assumes no responsibility and shall not be liable for loss or damage due to errors in connection with services provided under paragraph 8 unless said error is caused by the Manager's negligence, bad faith or willful misconduct or that of its employees.

     20. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Manager for this purpose shall be 600 Fifth Avenue, New York, New York 10020.

     21. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.



                                 CORTLAND TRUST, INC.


                                 By:
                                     President


Attest:



Secretary


                                 REICH & TANG ASSET
                                 MANAGEMENT, L.P.

                                 By:  REICH & TANG ASSET
                                      MANAGEMENT, INC.
                                      General Partner


                                 By:


Attest:



Secretary

PROXY                                                                    PROXY
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                             CORTLAND TRUST, INC.

                  Proxy for Special Meeting of Shareholders
                         to be Held February 26, 1996

        The undersigned hereby appoints Steven W. Duff and Bernadette N. Finn and each of them (with full power of substitution) as proxies to vote for the undersigned all shares of Cortland Trust, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on Monday, February 26, 1996 at 9:00 a.m. Eastern time at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York, or any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the Meeting or any adjournments thereof. Said proxies are directed to vote or to refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        Proposal  I:  Proposed  new  Management/Investment   Advisory  Agreement
        between the Company (on behalf of the Fund) and Reich & Tang Asset Management L.P.

         FOR       AGAINST        ABSTAIN

        Proposal II: To approve, with respect to the Fund, a new fundamental investment restriction concerning the issuance of senior securities.

         FOR       AGAINST        ABSTAIN


        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

        The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors. (Please mark, sign, date and return this proxy promptly in the enclosed envelope.)


                            Dated:________________________

                            ------------------------------
                                      Signature

                            ------------------------------
                                 Signature if held jointly

                            Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partner, please sign in partnership name by authorized person.

                            If your address differs from the above, please advise the Company as to your correct address.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.